FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 10, 2010
WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-11953	30-0513080

(Commission File Number)	(IRS Employer Identification No.)
4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)
(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     Willbros Group, Inc. ( the “Company”), is filing this Current Report on Form 8-K/A to amend Exhibits 99.3 and 99.5 to its Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on March 16, 2010 (the “Original 8-K”).

Item 2.02.	Results of Operations and Financial Condition.
     On March 11, 2010, the Company issued a press release announcing fourth quarter and full year 2009 results. The press release dated March 11, 2010, was attached as Exhibit 99.1 to the Original 8-K. No changes are being made to the information contained in the press release.
     On March 11, 2010, the Company participated in a telephone conference call relating to the press release. A transcript of the conference call and a slide deck that was used in connection with the conference call were furnished as Exhibits 99.2 and 99.3, respectively, to the Original 8-K. Subsequently, management determined that, although the total amount for forecasted pro forma 2010 EBITDA is correct in slide 22, the line items included in the EBITDA reconciliation for net income from continuing operations, income tax provision (benefit), interest expense and depreciation and amortization were incorrect because they inadvertently omitted the appropriate pro forma adjustments.
     The Company is furnishing the entire slide deck, including the corrected slide 22, as Exhibit 99.3 to this Current Report on Form 8-K/A.
     This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure
     On March 11, 2010, the Company issued a press release announcing a merger agreement with InfrastruX Group, Inc. The press release dated March 11, 2010, was attached as Exhibit 99.4 to the Original 8-K. No changes are being made to the information contained in the press release.
     A slide deck that is being used for presentations to investors and analysts was attached to the Original 8-K as Exhibit 99.5.
     Slide 23 of Exhibit 99.5 included the same error with respect to the EBITDA reconciliation that is described under Item 2.02 of this Current Report on Form 8-K/A with respect to slide 22 of Exhibit 99.3. The Company is furnishing the entire slide deck, including corrected slide 23, as Exhibit 99.5 to this Current Report on Form 8-K/A.
     This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are furnished herewith.

Exhibit No.	Description
99.3	Slide deck for March 11, 2010, conference call.
99.5	Slide deck for investor presentations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: March 18, 2010	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.3	Slide deck for March 11, 2010, conference call.
99.5	Slide deck for investor presentations.

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